UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number  811-21237

                                                            Unified Series Trust
(Exact name of registrant as specified in charter)

2960 N. Meridian Street, Suite 300
Indianapolis, IN                                             46208
(Address of principal executive offices)         (Zip code)

Robert W. Silva
Huntington Asset Services, Inc.
2960 N. Meridian St. Suite 300
Indianapolis, IN 46208
(Name and address of agent for service)

Registrant's telephone number, including area code:        317-917-7000

Date of fiscal year end:          3/31

Date of reporting period:        09/30/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

DEAN FUNDS

Small Cap Value Fund
Mid Cap Value Fund

Semi-Annual Report

September 30, 2011

Fund Adviser:

Dean Investment Associates LLC
3500 Pentagon Blvd., Suite 200
Beavercreek, Ohio 45431

Toll Free 1-888-899-8343

Dean Small Cap Value Fund

Management’s Discussion & Analysis

The Dean Small Cap Value Fund was down -24.45% net of fees for the six months ended September 30th, 2011, compared with a -23.56% return for the Russell 2000 Value Index and a     -23.12% return for the Russell 2000 Index.

Macro Factors Impacting Performance

All of the underperformance relative to the benchmark for the six month period happened in one month, September.

September was an extreme month in terms of factor risk for small cap stocks.  According to Merrill Lynch data, the cheapest quintile stocks in terms of P/E1 underperformed the highest quintile by 447 basis points (“bps”).  Meanwhile, those stocks with no earnings outperformed the cheapest quintile by 556 bps.  As a result, exposure to low multiple stocks hurt performance in September.

Further hampering of performance on a macro level was caused by the fact that the highest quintile return on equity (“ROE”) stocks underperformed the lowest three quintiles by over 100 bps. On top of that, the stocks with the  highest quintile beta2 underperformed the lowest quintile by nearly 1,100 bps, which is quite an astonishing number for one month.

All of these factors were major headwinds for our portfolio in September and combined to cause a rough month in terms of performance.  This one month accounted for all the underperformance for the six month period as DASCX was ahead of its benchmark for the period through the end of August.

We typically have exposure to lower P/E and higher ROE stocks, as this is a key tenant of our process:  finding high quality, high return on capital stocks with low valuations.  Therefore, it is not a surprise that we underperformed with these two factors being out of favor.

The third negative factor, and the most impactful in the period, was being exposed to higher beta stocks.  This is not a key tenant to our process; instead, it is an indirect result of the current opportunity set being provided by the market:  the cheapest stocks based on our normalized earnings estimates are those that are cyclical in nature and those that tend to be more volatile with higher betas.

Similar to late 2008 and early 2009, there is a significant safety premium being paid by the market for stocks with low betas and high dividends.  There are extremely compelling values in the market for those investors that are willing to live with intermediate term volatility.

1 -P/E – a stock’s price compared to its earnings per share (EPS)

2 -Beta – a measure of a stock’s volatility to the market or a benchmark.  Stocks with a higher beta would expect to be more volatile than the overall market and would therefore be expected to provide returns exceeding the market during up periods and returns lower than the market in down periods.

Sector Performance (best/worst relative to benchmark)

The best performing sector for the six month period was Health Care.  The outperformance resulted entirely from stock selection.  Our stock selection was boosted by merger and acquisition activity as a company we held was taken private in a leveraged buyout transaction.

The second best performing sector was Industrials.  We benefited slightly from our underweight stance in the sector, but most of the outperformance came through positive stock selection.  We were able to find some underfollowed stories where we felt the market was not fully valuing or appreciating the assets or opportunity sets of some specific companies.

The worst performing sector for the last six months was Financials.  Poor stock selection, as well as our underweight in the sector, led to the underperformance.  The poor stock selection was a result of owning companies that have exposure to the capital markets.  The market dive in September was not kind to companies that rely on the capital markets for earnings.

The second worst performing sector was Consumer Staples.  We benefited from our overweight stance in the sector, but poor stock selection led to the underperformance.  Our Consumer Staples holdings were part of the group of stocks that did not work in September, i.e. they had low P/E’s and high ROE’s.

Individual Securities Performance (best/worst absolute contributors)

The largest contributing company in the period was EMS Technologies (ELMG).  ELMG provides wireless communication systems for satellites, radar, and other specialized applications.  It also supplies wireless networks and system integration for logistics and healthcare companies.  On June 13th, Honeywell International (HON) agreed to buy ELMG for $33 per share in cash, which represented a 33% premium to the previous day’s closing price of $24.80.  ELMG popped up on our radar screen because activist investors had been involved in the name for a while, and we were attracted to its high free cash flow yield and net cash on the balance sheet, two attributes that most likely attracted HON as well.  We exited ELMG on the acquisition announcement.

The second largest contributing stock was Intersections (INTX).  INTX provides credit management and identity theft protection solutions to the consumer and small business markets on a subscription basis under the brand name Identity Guard. This is a shareholder friendly company that has approximately a 5% dividend yield and is buying back shares as well.  We have exited the name as its outsized performance this year made it expensive on our estimate of normalized earning power.

The largest detracting stock in the period was Carrizo Oil & Gas (CRZO).  CRZO explores for and produces oil and natural gas.  It owns interests in Texas, Louisiana, Pennsylvania, and the Gulf of Mexico.  Oil has fallen in sympathy with the commodity selloff on worries about a global slowdown led by European debt troubles and a slowing China.  This has caused selling across the board in oil stocks.  We continue to hold a sizeable weight in CRZO, as we view its interests in the Eagle Ford and Marcellus Shale as particularly attractive and undervalued given recent transactions in those shale plays.

The second largest detracting stock was TCF Financial (TCB).  TCB is a consumer focused bank with branches located mostly in large Upper Midwest markets.  It emphasizes convenience by having supermarket branches, long operating hours (including Sundays), and easy access to deposit accounts.  With concerns growing about a double dip recession, investors have sold banks on worries over credit quality deteriorating, as well as worries about net interest margin compression from a flattening yield curve.  We feel that TCB has a very solid franchise value, and we continue to hold a sizeable position and we are buying on weakness.

Current Positioning and Opportunities

Our largest overweight sectors relative to the benchmark are currently in the Information Technology and Consumer Discretionary sectors.

Merger and Acquisition Theme Continues

We had three companies announce their intentions to be acquired this period:  EMS Technologies (ELMG) for an approximate 33% premium, Kinetic Concepts (KCI) for an approximate 20% premium, and Arch Chemical (ARJ) for an approximate 40% premium.  This highlights the merger and acquisition theme we mentioned in our Annual Report on 3/31/11, where we wrote about the idea that merger and acquisition activity should continue to be robust and could benefit our portfolio.

We continue to see a disconnect between public market valuations (which are being suppressed by fear, macro events, and geopolitics) and private market values.  This disconnect is illustrated by the premiums being paid in private market transactions such as the three we had in our portfolio this period.   Interestingly, our three transactions happened before the dramatic market selloff in August and September.  Consequently, the private market value/public market value disconnect has gotten even wider with the recent market swoon.

One example of this extreme disconnect is exemplified by a company we did not own, Harleysville Group (HGIC), a small property and casualty insurer.  It announced its intention to be acquired by Nationwide on September 29th, for an approximate 140% premium.  HGIC was trading at 0.85x book value prior to the acquisition, yet the acquisition price was for 2.1x book value.  This illustrates how dramatically undervalued some stocks are in this current environment.   We have three insurance companies that trade for less than book value with better ROE profiles going forward than HGIC.  We feel the private market values for our insurers are much higher than their stock prices would imply.

Another very recent illustration of the public/private market values disconnect is illustrated by McGraw Hill (MHP) selling nine television stations to E.W. Scripps (SSP) on October 3rd.  If one were to place the EBITDA3 multiple paid for these stations onto the broadcaster we own in our portfolio, Sinclair Broadcast Group (SBGI), it would result in a stock price that is approximately 85% higher than its current price.

Stocks are Cheap on Dean Estimates Too, but Does it Matter?

In addition to private buyers paying large premiums, the Median Price to Dean’s Normal Earnings estimate for the small cap universe is now down to 7.3x.  This is the lowest it has been since late 2008 and early 2009, when this metric bottomed at approximately 6.0x.

Valuations are again becoming attractive, although in the current market environment, which is momentum driven by fear and macro events; valuations do not seem to matter much.  Eventually, they will matter again, and when they do, we feel we are well positioned to take advantage of the inflection point, similar to how we captured the inflection in early 2009.

3 -EBITDA – earnings before interest, taxes, depreciation, and amortization

As a reminder, we typically do poorly in momentum driven markets.  This can be momentum to the upside or momentum to the downside.  This happens because we are usually rotating out of what is currently working in the market, as those stocks that are working get expensive on our normalized earnings estimate.  Meanwhile, we rotate into those areas of the market that are attractively valued on our normalized earnings estimate, which are usually areas of the market that are not currently working.  The stronger the momentum in the market, the more we will underperform, as we continue this rotation.

This can lead to short term underperformance, but instead of focusing on short term momentum and short term returns, we focus on how our returns link over longer time periods, such as a full cycle.  We want to get paid for the risk we are taking in the market, and as stocks continue to climb relative to our normalized earnings estimate, we are getting paid less to take the risk of owning that stock, so we will sell it and find a stock to buy that is more attractively valued on our normalized earnings estimate.

A Window into Our Thinking and Current Positioning

An example of this rotation is in the utility space.  Utility stocks are becoming very expensive on Dean’s normalized earnings estimates as investors seek yield and safety.  We currently have no exposure to Utilities as there is not a single small cap utility that meets our strict valuation criteria at this time.

To illustrate how much premium the market is placing on safety, it is interesting to compare the utility Portland General Electric (POR), to the disability insurer and benefits company Delphi Financial Group (DFG).  We have recently sold POR, while DFG is currently one of our largest holdings.

In late 2008 and early 2009 POR traded around 8x Dean’s normalized earnings estimate, while DFG traded around 4x.  Currently, POR trades around 11x Dean’s normalized earnings estimate compared to DFG continuing to trade around 4x.

Has POR’s fundamental performance warranted this kind of multiple expansion relative to DFG?  Or is this possibly the safety premium and the hunt for yield playing out in the market?

To understand how each company has done fundamentally, we can analyze their performance from 6/30/08 to 6/30/11.  This examines a “peak to peak” period, in other words, a full cycle.  This also assumes that we are headed for a downturn in late 2011, much like we had in late 2008.  On this “peak to peak” analysis, POR has grown book value per share by 1%.  If dividends paid are included, it has grown book value per share plus dividends by 16%.  It grew earnings by 14%, improved operating margins by 4%, while also reducing financial leverage by 3%.  This is good performance considering the weak economic cycle we just experienced.  However, compare this to DFG, which over the same time frame has grown book value per share by 40% and book value per share plus dividends by 46%.  It grew earnings by 22%, improved operating margins by 3%, while also reducing financial leverage by 14%.

From 6/30/08 to 6/30/11, DFG grew book value plus dividends 2.5x more than POR, it grew earnings 1.5x faster, and it lowered leverage by over 4.5x more than POR. Yet, over that time frame, DFG’s total return from stock price appreciation and dividends is only 4% above POR’s (34.2% to 30.2%).  In addition, POR trades at 11x Dean’s normalized earnings estimate compared to 8x in 2008, while DFG still trades at around 4x, which is the same as it did in 2008.  Short term worries about the unemployment rate’s effect on DFG’s earnings as well concerns over macro events affecting insurers’ balance sheets are causing this valuation discount.  Given the steep premium that POR trades relative to DFG based on Dean’s normalized earnings estimate, we feel we are getting paid more to take risk in DFG, while not getting paid to take risk in POR, especially when accounting for DFG’s better fundamental performance over the last cycle. Therefore, we sold POR, while keeping DFG as one of our largest holdings.

This is emblematic of what we see across the market, and is a window into our thinking and current positioning of the portfolio.

We remain focused on the fundamentals of the companies we own, and the price we are paying for those fundamentals.  We are confident that a steadfast application of our proven and disciplined process will provide favorable results over time.

Thank you for your continued confidence in Dean.

Performance Summary

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted.  For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

*   Return figures reflect any change in price per share and assume the reinvestment of all distributions.
**The Russell 2000 and Russell 2000 Value  Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

Comparison of the Change in Value of a $10,000 Investment in the Dean Small Cap Value Fund, the Russell 2000 Index and the Russell 2000 Value Index

Dean Small Cap Value Fund - $15,930
Russell 2000 Index - $18,116
Russell 2000 Value Index - $18,718
$32,000
$30,000
$28,000
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Value
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Date

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell 2000 Index and the Russell 2000 Value Index on September 30, 2001 and held through September 30, 2011.

The Russell 2000 Index and the Russell 2000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  For more information on the Dean Small Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

 You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46208, Member FINRA.

Dean Mid Cap Value Fund

Management’s Discussion & Analysis

The Dean Mid Cap Value Fund (“Mid Fund”) was down -21.77% net of fees for the six months ended September 30th, 2011, compared with a -19.02% return for the Russell Midcap Value Index and a -18.54% return for the Russell Midcap Index.

Macro Factors Impacting Performance

In a similar scenario to late 2008, the market sold off indiscriminately as investors lost confidence in the economic recovery.  In the 30 days from July 8th to August 8th, the Russell Midcap Value Index was down -21.07%.  As is typical in a market decline, defensive sectors such as Consumer Staples and Utilities held up much better than the overall market.  Areas with higher sensitivity to Gross Domestic Product (“GDP”) growth were hit the hardest including Energy, Materials and Industrials.  During the period, the Mid Fund was underweight Utilities and overweight Energy, Materials and Industrials.

One of the key factors impacting the quarter was exposure to higher beta1 stocks. This is reflected in the sectors in which the Mid Fund was overweight. While targeting beta and volatility are not part of our process, the impact was a result of the value opportunities available in the market.  Currently, the cheapest stocks available in the market are those that are cyclical in nature, which tend to have a higher beta.

In a market decline, it is also typical for small capitalization stocks to underperform as their perceived risk is higher than large, well established companies.  During the six month period, the Russell 2000 Index (small cap benchmark) declined -23.12% while the Russell Top 200 Index (mega-cap benchmark) was only down -12.82%.  This was a negative to the Mid Fund as our weighted average market cap was below the Russell Midcap Value Index.

The final major factor impacting the Mid Fund was valuation, as the lowest P/E2 stocks underperformed the highest valuation stocks.  This can be seen in the disparity of the Russell 3000 Growth Index return relative to the Russell 3000 Value Index, down -13.34% and down -17.2%, respectively.  With the uncertainty in the market, a premium was paid for stocks with stable growth stories and less sensitivity to GDP.

Sector Performance (best/worst relative to benchmark)

Consumer Discretionary was the best performing sector for the six month period relative to the Russell Midcap Value Index.  For the period, the Mid Fund was overweight the Consumer Discretionary sector with allocation to the Apparel industry the primary driver of outperformance.  Stock selection within Consumer Services and Media industries also contributed modestly to performance.

The second best performing sector was Information Technology.  The sector outperformance was driven by stock selection, partially offset by allocation, as the Mid Fund was overweight an underperforming sector.   By focusing on technology companies that add value rather than simply a commodity, the Mid Fund avoided some of the large declines in the sector as end markets focused on drawing down inventory leading to a lowering of estimates across the sector.

1 -Beta – a measure of a stock’s volatility to the market or a benchmark.  Stocks with a higher beta would expect to be more volatile than the overall market and would therefore be expected to provide returns exceeding the market during up periods and returns lower than the market in down periods.

2 -P/E – a stock’s price compared to its earnings per share (EPS)

The worst performing sector for the last six months was Energy.  The Mid Fund was overweight the sector for the period.  However, the underperformance was driven by poor stock selection within the Oil, Gas & Consumable Fuels industry.  Fears of slowing economic growth pressured commodity prices as declining demand concerns were rapidly priced into the stocks.  During the period, stocks with focused positions in resource plays performed better than larger producers with diversified asset bases.  Resource plays are basins where the geological risk of not finding oil or gas is low.  New drilling and fracturing technologies in recent years have made these new regions economically viable.  These companies typically have a higher and more predictable growth profile or are perceived as acquisition targets.  The Mid Fund’s focus has been on companies with diversified assets, as this provides options for capital spending programs based on the market environment.  With the recent decline in commodity prices, we continue to see opportunities in energy companies, especially those with high quality assets not considered to be resource plays.

The second worst performing sector was Utilities.  Over the period, Utilities were easily the best performing sector and the only sector in the Russell Midcap Value Index to generate a positive return.  The sector typically is a safe haven in times of market turmoil, and this period was no exception.  The Mid Fund was underweight the Utilities sector by almost 5%, on average, during the period, leading sector allocation to account for the underperformance.  The Mid Fund is underweight Utilities as valuation has become expensive relative to other sectors.  The market is in a “risk-off” period where stocks with consistent earnings and dividends have outperformed.  While earnings of Utilities are fairly consistent, from a quality of business perspective, the sector typically grows earnings slower than the overall market while carrying relatively high debt-loads to fund capital investments on infrastructure.

Individual Securities Performance (best/worst absolute contributors)

The largest contributing company in the period was VF Corp (VFC), up 24.85% in the period. VFC is a leading apparel manufacturer in the jeanswear, outdoor, sportswear, imagewear and work apparel markets.  Brands include Lee, Wrangler, Nautica, Jansport, The North Face, Vans and Reef.  VFC has a history of making acquisitions of leading apparel brands and adding value by lowering costs and increasing distribution and branding opportunities. In June 2011, VFC announced it would acquire Timberland (TBL) for approximately $2 Billion in cash, a 36% premium. Due to VFC’s reputation of driving synergies from acquisitions, the stock rose on the news.  The company continues to gain market share with strong execution, new products and marketing.  The Mid Fund exited the position late in the quarter due to valuation.

The second largest contributing stock was Macy’s (M), up 7.76% for the period held.  Macy’s is a multiline department store which operates approximately 850 Macy’s and Bloomingdale’s stores. Its stores are primarily located in malls or anchors in retail lifestyle centers and sell family apparel, accessories, cosmetics, home furnishings and other consumer goods.  Macy’s was purchased in the Mid Fund in early August as recession concerns drove the stock lower.  The stock’s decline provided an opportunity to buy a leading department store which is successfully executing merchandising and operating efficiency initiatives.

The largest detracting stock was Forest Oil (FST).  Forest Oil is an Energy & Production (E&P) company with its primary assets in the onshore Gulf of Mexico and Mid-continent region with 70% of production in natural gas.  The company has key assets in growth areas in the Granite Wash play in the Texas Panhandle and Eagle Ford Shale in southeast Texas.  A new developing area is the Wolfcamp Shale in western Texas.  In a weakening commodity price environment, Forest Oil’s above peer financial and operational leverage has worked against the stock.  In addition, the company has had to reduce production volume guidance as the current Granite Wash wells are declining in production faster than expected.  FST shareholders as of September 16, 2011 also received shares in the spin-off of Lone Pine Resources, which was reflected in FST’s stock price when the shares began trading on a when issued basis.

The second largest detracting stock was Invesco Ltd. (IVZ).  Invesco is a large global asset manager with approximately $600 billion in assets under management (“AUM”).  The company is diversified across asset class, distribution channels and geography.  In 2009, Invesco made a transformational acquisition when it purchased Morgan Stanley’s retail fund operations which provided the Van Kampen brand, a strong player in the broker/dealer channel.  With Invesco’s revenue driven by AUM, the company is highly leveraged to the direction of the overall market, which was not beneficial in the period.  Invesco continues to be a holding with the thesis that the acquisition will pay dividends over time with market share growth in the advisory channel.

Current Positioning and Opportunities

Our largest overweight sectors relative to the benchmark are currently in the Industrials and Materials sectors followed by Energy and Consumer Discretionary.  Our largest underweight is in Utilities.

The current positioning of the portfolio is consistent with our view of normalized earnings.  Typically, stocks that are more cyclical in nature perform poorly in periods of uncertainty.  The Mid Fund has taken advantage of the current uncertainty to buy quality companies at a discount based on normal earnings.  While this will create volatility in the short term until the uncertainty abates, our process is focused on finding the leading companies when they are out of favor.

What is Creating the Markets Uncertainty?

Over the past six months, the investing climate has gone from cautious optimism that the economy was on track for a full recovery to market pundits calling for a double dip recession.  How could the climate change so dramatically in such a short period?  The simple answer is the lack of confidence.  Why the lack of confidence?   While there is not a definitive answer and the issues are intertwined, we believe a key issue resides with the political climate and the lack of a plan to resolve key economic issues.

With the recession of 2007, governments acted quickly to shore up the banking system and stimulate economies in order to avoid a depression.  However, these actions came at a price.  While the private sector banks are generally in much better financial condition than when the recession began, governments took on massive amounts of debt to deal with the issues and stimulate the economy.  For a while, the growth generated by the stimulus hid many underlying issues, primarily bulging government deficits.  In the United States, with the second round of quantitative easing (QE2) coming to an end in June 2011, growth began to slow in anticipation of lower stimulus and the lack of a clear plan beyond the end of QE2.  Credit was still not flowing freely to expand the economy and unemployment remained high.  In addition, politicians staged a battle over increasing the debt ceiling resulting in a budget fight that ended with a complex deal to reduce future government spending.  Shortly after an agreement was reached, Standard & Poor’s downgraded the credit rating of the U.S. government.  At the same time, the Eurozone was dealing with sovereign debt issues, primarily Greece, as the slow growth will not allow the country to meet debt obligations.  While stop gap measures have been put in place, there currently is not a clear plan for stabilizing the region.  Meanwhile, the President is battling Congress to pass a jobs bill, with the primary sticking point the cost of the programs.

The uncertainty associated with the events of the period has led to a crisis of confidence.  When this occurs, markets react swiftly and without discrimination, as we saw in the third quarter.  While we acknowledge growth has slowed, general economic activity is much better than in late 2008, while consumer confidence has fallen back to the lows at that time.  The markets are forcing governments around the world to deal with their economic issues and set a plan of action which should lead to more certainty in the marketplace.  During this period of uncertainty, the Mid Fund continues to buy leading companies that we expect to benefit once confidence returns.

We remain focused on the fundamentals of the companies we own, and the price we are paying for those fundamentals.  We are confident that a steadfast application of our proven and disciplined process will provide favorable results over time.

Thank you for your continued confidence in Dean.

Performance Summary

Returns for the Period Ended September 30, 2011*				
	Total		Average Annual	
Fund/Index	Six Months	1 Year	5 Year	10 Year
Dean Mid Cap Value Fund	-21.77%	-9.89%	-6.17%	-0.75%
Russell Midcap Value Index**	-19.02%	-2.36%	-0.84%	7.54%
Russell Midcap Index**	-18.55%	-0.88%	0.56%	7.45%
Russell 1000 Value Index**	-16.62%	-1.89%	-3.53%	3.36%
Russell 1000 Index**	-14.58%	0.91%	-0.91%	3.28%

Total annual operating expenses, as disclosed in the Fund's prospectus, were 2.52% of average daily net assets (1.50% after fee waivers/expense reimbursements by the Adviser). The Adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses (excluding brokerage fees and commissions; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees; and extraordinary litigation expenses) do not exceed 1.50% of the Fund's average daily net assets through July 31, 2012, subject to the adviser's right to recoup reimbursements on a rolling three-year basis so long as the reimbursement would not exceed the 1.50% expense cap. This expense cap may not be terminated prior to July 31, 2012 except by the Board of Trustees

As of March 31, 2011, the Fund changed its name from Dean Large Cap Value Fund to the Dean Mid Cap Value Fund and changed its capitalization range from large capitalization stocks to mid capitalization stocks. The resulting change in strategy was accompanied by a change, by the Fund, in Indexes used to compare Fund performance. (Indices used were changed from the Russell 1000 Value Index and Russell 1000 Index to the Russell Midcap Value Index and Russell Midcap Index.)

*   Return figures reflect any change in price per share and assume the reinvestment of all distributions.
** The Russell Midcap, the Russell Midcap Value, the Russell 1000 and the Russell 1000 Value Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees.  The Indices are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data quoted.  For more information on the Dean Mid Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

Dean Mid Cap Value Fund - $9,272
Russell Midcap Index - $20,513
Russell Midcap Value Index - $20,691
Russell 1000 Index - $13,805
Russell 1000 Value Index - $13,910
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
Value
Sep-01
Mar-02
Sep-02
Mar-03
Sep-03
Mar-04
Sep-04
Mar-05
Sep-05
Mar-06
Sep-06
Mar-07
Sep-07
Mar-08
Sep-08
Mar-09
Sep-09
Mar-10
Sep-10
Mar-11
Sep-11
Date

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Russell Midcap Index, the Russell Midcap Value Index, the Russell 1000 Index and the Russell 1000 Value Index on September 30, 2001 and held through September 30, 2011.

The Russell Midcap Index, the Russell Midcap Value Index, the Russell 1000 Index and the Russell 1000 Value Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in the Indices; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the index plus the reinvestment of dividends and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE OR PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  For more information on the Dean Mid Cap Value Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-888-899-8343.

 You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing.  The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc., Indianapolis, IN 46208, Member FINRA.

DEAN SMALL CAP VALUE FUND HOLDINGS  -  (UNAUDITED)

1As a percent of total investments.

The investment objective of the Dean Small Cap Value Fund is long-term capital appreciation and, secondarily, dividend income.

DEAN MID CAP VALUE FUND HOLDINGS  -  (UNAUDITED)

Dean Mid Cap Value Fund Portfolio Analysis as of September 30, 2011[1]
Financial Services
Industrials
Consumer Discretionary
Technology
Health Care
Energy
Utilities
Materials & Processing
Consumer Staples
Money Market
0.00%
5.00%
10.00%
15.00%
20.00%
25.00%
30.00%

1As a percent of total investments.

The investment objective of the Dean Mid Cap Value Fund is long-term capital appreciation and, secondarily, dividend income.

PORTFOLIO HOLDINGS -  (UNAUDITED)

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov.  In addition, the Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ABOUT THE FUNDS’ EXPENSES -  (UNAUDITED)

As a shareholder of each Fund, you incur ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning and held for the six month period, April 1, 2011 to September 30, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Dean Small Cap Value Fund	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period April 1, 2011 – September 30, 2011*
Actual	$1,000.00	$755.48	$5.81
Hypothetical**	$1,000.00	$1,018.38	$ 6.68

*Expenses are equal to the Fund’s annualized expense ratio of 1.32%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).
** Assumes a 5% return before expenses.

Dean Mid Cap Value Fund	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During Period April 1, 2011 – September 30, 2011*
Actual	$1,000.00	$782.32	$6.68
Hypothetical**	$1,000.00	$1,017.51	$7.56

*Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the partial year period).
** Assumes a 5% return before expenses.

DEAN FUNDS
DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
September 30, 2011
(Unaudited)

		Fair
Shares	COMMON STOCKS - 94.82%	Value

	Accident & Health Insurance - 1.21%
85,033	CNO Financial Group, Inc. *	$460,029

	Agriculture Production - Crops - 1.48%
56,229	Dole Food Company, Inc. *	562,290

	Aircraft & Parts - 1.05%
8,175	Triumph Group, Inc.	398,450

	Bituminous Coal & Lignite Surface Mining - 1.98%
44,282	Cloud Peak Energy, Inc. *	750,580

	Chemicals & Allied Products - 1.21%
35,611	Solutia, Inc. *	457,601

	Computer Communication Equipment - 0.96%
28,561	QLogic Corp. *	362,153

	Computer & Office Equipment - 1.00%
13,963	Lexmark International, Inc. - Class A*	377,420

	Crude Petroleum & Natural Gas - 3.19%
30,327	Carrizo Oil & Gas, Inc. *	653,547
6,750	Contango Oil & Gas Co. *	369,292
33,185	SandRidge Energy Inc. *	184,509
		1,207,348

	Drawing & Insulating Non Ferrous Wire - 1.57%
25,395	General Cable Corp. *	592,973

	Drilling Oil & Gas Wells - 1.81%
155,711	Parker Drilling Co. *	683,571

	Electric Houseware & Fans - 1.65%
24,930	Helen of Troy Ltd. *	626,242

	Electric Lighting & Wiring Equipment- 0.51%
4,821	Thomas & Betts Corp. *	192,406

	Electric Work - 1.01%
18,748	EMCOR Group, Inc. *	381,147

	Electronics Components - 1.00%
83,766	Power-One, Inc. *	376,947

	Engine & Turbines - 0.93%
26,030	Briggs & Stratton Corp.	351,665

	Fats & Oils - 1.80%
74,954	Omega Protein Corp. *	680,582

	Greeting Cards - 1.02%
20,927	American Greetings Corp. - Class A	387,149

	Hospital & Medical Service Plans - 1.96%
20,330	Healthspring, Inc. *	741,232

	Ice Cream & Frozen Desserts - 0.98%
41,891	Dean Foods Co. *	371,573

	Industrial Trucks Tractors Trailers & Stackers - 1.23%
45,301	Terex Corp. *	464,788

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - continued
September 30, 2011
(Unaudited)

		Fair
Shares	COMMON STOCKS - 94.82% - continued	Value

	Investment Advice - 3.01%
8,440	Diamond Hill Investment Group	$585,652
92,434	Janus Capital Group Inc.	554,604
		1,140,256

	Life Insurance - 2.04%
35,874	Delphi Financial Group, Inc. - Class A	772,008

	Miscellaneous Electrical Machinery, Equipment & Supplies - 2.01%
32,163	Spectrum Brand Holdings, Inc. *	759,690

	Miscellaneous - Fabricated Metal Products - 2.00%
21,255	Crane Co.	758,591

	Miscellaneous - Industrial & Commercial Machinery & Equipment - 1.04%
13,695	Curtiss-Wright Corp.	394,827

	Miscellaneous - Manufacturing Industries - 1.00%
21,455	WMS Industries, Inc. *	377,393

	Motor Vehicles Parts & Accessories - 0.99%
14,686	Tenneco, Inc. *	376,108

	Motor Vehicles & Passenger Car Bodies - 0.50%
12,080	Oshkosh Corp. *	190,139

	National Commercial Banks - 3.69%
27,293	First Financial Bancorp	376,643
60,615	Nara Bancorp, Inc. *	367,933
71,314	TCF Financial Corp.	653,236
		1,397,812

	Oil & Gas Services - 1.20%
24,143	Complete Production Services, Inc. *	455,096

	Periodicals - Publishing or Publishing & Printing - 1.01%
16,895	Meredith Corp.	382,503

	Personal Credit Institutions - 1.25%
64,295	Advance America Cash Advance Centers, Inc.	473,211

	Plastics, Materials, Synthetic Resins & Nonvulcan Elastomers - 1.99%
54,414	Georgia Gulf Co. *	752,546

	Plastics Products - 1.26%
46,934	Myers Industries, Inc.	476,380

	Primary Smelting & Refining Of Nonferrous Metals - 1.76%
89,610	Horsehead Holding Corp. *	664,906

	Radio & TV Broadcasting & Communications Equipment - 1.54%
75,561	SeaChange International, Inc. *	581,820

	Retail - Apparel & Accessory Stores - 1.20%
17,470	Men's Warehouse, Inc/The	455,618

	Retail - Eating Places - 1.51%
6,570	Bob Evans Farms, Inc.	187,376
5,050	Cracker Barrel Old Country Store, Inc.	202,404
13,752	Texas Roadhouse, Inc.	181,801
		571,581

	Retail - Grocery Stores - 0.93%
53,014	SUPERVALU Inc.	353,073

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - continued
September 30, 2011
(Unaudited)

		Fair
Shares	COMMON STOCKS - 94.82% - continued	Value

	Retail - Miscellaneous Shopping Goods Stores - 0.97%
60,176	Big 5 Sporting Goods Corp.	$ 365,870

	Retail - Radio TV & Consumer Electronic Stores - 1.00%
32,607	RadioShack Corp.	378,893

	Retail - Shoe Stores - 0.92%
26,948	Collective Brands, Inc. *	349,246

	Security Brokers, Dealers & Flotation Companies - 0.98%
13,982	Stifel Financial Corp. *	371,362

	Semiconductors & Related Devices - 3.48%
88,178	Amkor Technology, Inc. *	384,456
81,583	GT Advanced Technologies, Inc. *	572,713
74,457	MIPS Technologies, Inc. *	360,372
		1,317,541

	Services - Educational Services - 0.50%
14,443	Career Education Corp. *	188,481

	Services - Equipment Rental & Leasing - 1.69%
23,358	Rent-A-Center, Inc.	641,177

	Services - General Medical & Surgical Hospitals - 1.01%
55,230	Health Management Associates, Inc. - Class A *	382,192

	Services - Hospitals - 1.02%
8,006	Magellan Health Services, Inc *	386,690

	Services - Management Services - 1.75%
15,286	ManTech International Corp. - Class A	479,675
9,590	Michael Baker Corp. *	183,457
		663,132

	Services - Personal Services - 0.54%
14,415	Regis Corp.	203,107

	Services - Prepackaged Software - 0.99%
24,365	Parametic Technology Corp. *	374,734

	Special Industry Machinery - 1.19%
18,526	Veeco Instruments, Inc. *	452,034

	State Commercial Banks - 5.54%
18,238	Bank of the Ozarks, Inc.	381,721
34,805	Bryn Mawr Bank Corp.	576,719
49,869	CVB Financial Corp.	383,493
14,245	Hancock Holding Co.	381,481
42,982	MainSource Financial Group, Inc.	374,803
		2,098,217

	Steel Works, Blast Furnaces Rolling Mills (Coke Ovens) - 1.24%
49,564	Commercial Metal Co.	471,354

	Surety Insurance - 1.33%
45,869	Assured Guaranty Ltd.	504,100

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS - continued
September 30, 2011
(Unaudited)

		Fair
Shares	COMMON STOCKS - 94.82% - continued	Value

	Telephone & Telegraph Apparatus - 2.00%
26,560	Plantronics, Inc.	$ 755,632

	Televison Broadcasting Stations - 2.01%
106,181	Sinclair Broadcasting Group, Inc. - Class A	761,318

	Trucking (No Local) - 0.99%
35,557	Saia, Inc. *	374,060

	Wholesale - Chemicals & Allied Products - 1.51%
14,306	Innophos Holdings, Inc.	570,380

	Wholesale - Computer & Peripheral Equipment & Software - 3.71%
46,383	Ingram Micro, Inc. *	748,158
15,221	Tech Data Corp. *	658,004
		1,406,162

	Wholesale - Miscellaneous Nondurable Goods - 1.12%
15,027	Jarden Corp.	424,663

	Wholesale - Petroleum & Petroleum Products (No Bulk Stations) - 1.85%
31,141	Macquarie Infrastructure Company LLC	698,804

	TOTAL COMMON STOCKS (Cost $43,383,625)	35,898,853

Shares	REAL ESTATE INVESTMENT TRUSTS - 4.69%

16,928	Hospitality Properties Trust	359,381
50,779	Inland Real Estate Corp.	370,687
54,086	MFA Financial, Inc.	379,684
45,389	One Liberty Properties, Inc.	665,403

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $1,989,052)	1,775,155

	MONEY MARKET SECURITIES - 3.56%
41,051	AIM STIT-STIC Prime Portfolio - Class I, 0.02% (a)	41,051
1,307,034	Fidelity Institutional Money Market Portfolio, 0.16% (a)	1,307,034

	TOTAL MONEY MARKET SECURITIES (Cost $1,348,085)	1,348,085

	TOTAL INVESTMENTS (Cost $46,720,762) - 103.07%	$ 39,022,093

	Liabilities in excess of other assets - (3.07%)	(1,168,081)

	TOTAL NET ASSETS - 100.00%	$ 37,854,012

* Non-income producing securities.
(a) Variable rate security; the money market rate shown represents the rate at September 30, 2011.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS
September 30, 2011
(Unaudited)

		Fair
Shares	COMMON STOCKS - 90.62%	Value

	Accident & Health Insurance - 1.57%
5,970	Unum Group	$125,131

	Beverages - 1.59%
3,260	Dr Pepper Snapple Group, Inc.	126,423

	Canned Fruits, Vegetable & Preserves, Jams & Jellies - 1.97%
2,160	JM Smucker Co./The	157,442

	Chemicals & Allied Products - 1.61%
1,855	FMC Corp.	128,292

	Crude Petroleum & Natural Gas - 5.16%
7,525	Forest Oil Corp. *	108,360
3,015	Newfield Exploration Company *	119,665
2,590	Noble Energy, Inc.	183,372
		411,397

	Cutlery, Handtools, & General Hardware - 1.31%
2,360	Snap-On, Inc.	104,784

	Drawing & Insulating Nonferrous Wire - 1.44%
4,925	General Cable Corp. *	114,999

	Electric Lighting & Wiring Equipment - 1.60%
2,765	Cooper Industries PLC	127,522

	Electric Services - 1.88%
6,320	Portland General Electric Co.	149,721

	Electronic Connectors - 2.24%
8,780	Molex Inc.	178,849

	Fire, Marine & Casualty Insurance - 1.42%
3,815	W.R. Berkley Corp.	113,267

	Gas & Other Services Combined - 1.61%
2,500	Sempra Energy	128,750

	Grain Mill Products - 1.78%
3,625	Corn Products International, Inc.	142,245

	Insurance Agents Brokers & Services - 1.62%
3,765	Willis Group Holdings PLC	129,403

	Investment Advice - 1.96%
10,075	Invesco Ltd.	156,263

	Life Insurance - 4.23%
8,080	Delphi Financial Group, Inc.	173,882
4,692	Torchmark Corp.	163,563
		337,445

	Men's & Boys' Furnishings, Work Clothing, & Allied Garments - 3.05%
2,005	PVH Corp.	116,771
1,040	VF Corp.	126,381
		243,152

	Metal Working Machinery & Equipment - 1.61%
2,835	SPX Corp.	128,454

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS - continued
September 30, 2011
(Unaudited)

		Fair
Shares	COMMON STOCKS - 90.62% - continued	Value

	Miscellaneous Fabricated Metal Products - 1.50%
1,895	Parker Hannifin Corp.	$119,631

	Miscellaneous Manufacturing Industries - 1.25%
6,865	International Game Technology	99,748

	National Commercial Banks - 2.69%
21,075	KeyCorp	124,975
6,380	Zions Bancorporation	89,767
		214,742

	Natural Gas Distribution - 4.28%
3,125	AGL Resources, Inc.	127,312
6,595	Atmos Energy Corp.	214,008
		341,320

	Oil & Gas Field Machinery & Equipment - 1.65%
2,851	Baker Hughes, Inc.	131,602

	Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.31%
1,955	Zimmer Holdings, Inc. *	104,593

	Petroleum Refining - 0.98%
1,774	Murphy Oil Corp.	78,340

	Paper Mills - 1.24%
4,010	MeadWestvaco Corp.	98,486

	Paperboard Containers & Boxes - 1.65%
4,670	Sonoco Products Co.	131,834

	Perfumes, Cosmetics & Other Toilet Preparations - 1.69%
6,890	Avon Products, Inc.	135,044

	Personal Credit Institutions - 1.63%
5,665	Discover Financial Services	129,955

	Plastics, Materials, Synthetic Resins & Nonvulcan Elastomers - 1.32%
2,605	Albermarle Corp.	105,242

	Pumps & Pumping Equipment - 1.33%
1,430	Flowserve Corp.	105,820

	Railroad, Line-Haul Operating - 1.57%
6,710	CSX Corp.	125,276

	Refuse Systems - 1.60%
4,555	Republic Services, Inc.	127,813

	Retail - Auto & Home Supply Store - 1.46%
2,005	Advance Auto Parts, Inc.	116,490

	Retail - Department Stores - 1.64%
4,960	Macy's, Inc.	130,547

	Retail - Eating Places - 1.92%
3,590	Darden Restaurants, Inc.	153,472

	Retail - Family Clothing Stores - 2.19%
3,815	Nordstrom, Inc.	174,269

	Semiconductors & Related Devices - 1.69%
4,865	Linear Technology Corp.	134,517

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
DEAN MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS - continued
September 30, 2011
(Unaudited)

		Fair
Shares	COMMON STOCKS - 90.62% - continued	Value

	Services - Advertising Agencies - 1.28%
14,135	Interpublic Group of Companies, Inc./The	$101,772

	Services - Commercial Physical & Biological Research - 1.52%
4,715	Pharmaceutical Product Development, Inc.	120,987

	Services - Management Consultant Services - 1.65%
2,195	Towers Watson & Co. - Class A	131,217

	Services - Prepackaged Software - 2.59%
8,480	Synopsys, Inc. *	206,573

	State Commercial Banks - 2.46%
2,785	Commerce Bancshares, Inc.	96,779
1,425	M&T Bank Corp.	99,607
		196,386

	Surgical & Medical Instruments & Apparatus - 4.02%
2,055	C.R. Bard, Inc.	179,895
2,610	Teleflex, Inc.	140,340
		320,235

	Wholesale - Electronic Parts & Equipment - 2.02%
5,810	Arrow Electronics, Inc. *	161,402

	Wholesale - Misc. Durable Goods - 1.36%
2,955	Schnitzer Steel Industries, Inc.	108,744

	X-Ray Apparatus & Tubes & Related Irridation Apparatus - 1.48%
7,775	Hologic, Inc. *	118,258

	TOTAL COMMON STOCKS (Cost $8,743,846)	7,227,854

	REAL ESTATE INVESTMENT TRUSTS - 8.25%
8,010	BioMed Realty Trust, Inc.	132,726
1,050	Boston Properties, Inc.	93,555
2,970	Digital Realty Trust, Inc.	163,825
3,110	Health Care REIT, Inc.	145,548
5,765	Weingarten Realty Investors	122,045

	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $718,559)	657,699

	MONEY MARKET SECURITIES - 1.01%
2,152	AIM STIT-STIC Prime Portfolio - Class I, 0.02% (a)	2,152
78,287	Fidelity Institutional Money Market Portfolio, 0.16% (a)	78,287

	TOTAL MONEY MARKET SECURITIES (Cost $80,439)	80,439

	TOTAL INVESTMENTS (Cost $9,542,844) - 99.88%	$7,965,992

	Other assets less liabilities - 0.12%	8,323

	TOTAL NET ASSETS - 100.00%	$7,974,315

* Non-income producing securities.
(a) Variable rate security; the money market rate shown represents the rate at September 30, 2011.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF ASSETS & LIABILITIES
September 30, 2011
(Unaudited)

	Small Cap	Mid Cap
	Value Fund	Value Fund

ASSETS
Investment in securities:
At cost	$46,720,762	$9,542,844
At value	$39,022,093	$7,965,992

Receivable for securities sold	$409,073	$-
Receivable for capital stock sold	44,110	-
Dividends receivable	42,905	13,789
Income receivable	28,579	-
Interest receivable	80	10
Receivable from Adviser (a)	-	1,127
Prepaid expenses	15,494	17,650
TOTAL ASSETS	39,562,334	7,998,568

LIABILITIES
Payable for securities purchased	1,666,015	-
Payable to Adviser (a)	23,813	-
Payable to Administrator (a)	5,146	11,817
Payable to trustees & officers	633	634
Accrued expenses	12,715	11,802
TOTAL LIABILITIES	1,708,322	24,253

NET ASSETS	$37,854,012	$7,974,315

Net assets consist of:
Paid in capital	$47,650,648	$14,827,971
Accumulated undistributed net investment income	180,959	70,964
Accumulated net realized gains (losses) from security
transactions	(2,278,926)	(5,347,768)
Net unrealized appreciation (depreciation) on investments	(7,698,669)	(1,576,852)

NET ASSETS	$37,854,012	$7,974,315

Shares of beneficial interest outstanding (unlimited
numbers of shares authorized)	4,390,591	969,017

Net asset value, offering, and redemption price per share	$8.62	$8.23

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF OPERATIONS
For the Period Ended September 30, 2011
(Unaudited)
	Small Cap	Mid Cap
	Value Fund	Value Fund

Investment Income
Dividends	$402,209	$91,947
Interest	301	49
Total Income	402,510	91,996

Expenses
Investment advisory fees (a)	180,988	47,912
Administration expenses (a)	54,288	21,928
Custody expenses (a)	19,254	7,149
Registration expenses	12,167	10,941
Transfer agent expenses (a)	10,999	12,022
Audit expenses	6,903	6,929
Legal expenses	4,575	8,363
CCO expenses	4,057	4,057
Trustees expenses	3,616	3,616
Pricing expenses	2,216	1,733
Insurance expenses	1,651	1,651
Miscellaneous expenses	1,534	1,541
Printing expenses	1,220	1,145
24F-2 fees	2,082	3
Other	10	-
Total Expenses	305,560	128,990
Fees waived and expenses reimbursed by Adviser (a)	(40,992)	(57,381)
Net Expenses	264,568	71,609

Net Investment Income	137,942	20,387

Realized & Unrealized Gain (Loss)
Net realized gains (losses) on security transactions	(836,791)	(466,580)
Change in unrealized appreciation (depreciation) on investments	(10,626,346)	(1,774,139)
Net realized & unrealized gains (losses) on investments	(11,463,137)	(2,240,719)

Net increase (decrease) in net assets resulting from operations	$(11,325,195)	$(2,220,332)

(a) See Note 4 in the Notes to the Financial Statements.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
	Small Cap Value Fund

	For the Six	Year
	Months Ended	Ended
	September 30, 2011	March 31,
	(Unaudited)	2011
Increase (Decrease) in Net Assets from:
Operations
Net investment income (gain)	$137,942	$43,017
Net realized gains (losses) from security transactions	(836,791)	3,940,824
Change in unrealized appreciation (depreciation) on investments	(10,626,346)	513,830
Net increase (decrease) in net assets from operations	(11,325,195)	4,497,671

Distributions
From net investment income	-	(249,880)
Decrease in net assets from distributions to shareholders	-	(249,880)

Capital Share Transactions

Proceeds from shares sold	20,340,875	8,044,440
Reinvestment of distributions	-	247,155
Amounts paid for shares redeemed	(1,435,636)	(1,230,765)
Net increase in net assets from capital share transactions	18,905,239	7,060,830

Total Increase (Decrease) in Net Assets	7,580,044	11,308,621

Net Assets
Beginning of period	30,273,968	18,965,347

End of period	$37,854,012	$30,273,968

Accumulated undistributed net investment income included in net assets	$180,959	$43,017

Capital Share Transactions
Shares sold	1,870,922	764,572
Shares issued in reinvestment of distributions	-	22,991
Shares redeemed	(133,604)	(115,874)
Net increase (decrease) in shares outstanding	1,737,318	671,689

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS - continued
	Mid Cap Value Fund

	For the Six	Year
	Months Ended	Ended
	September 30, 2011	March 31,
	(Unaudited)	2011
Increase (Decrease) in Net Assets from:
Operations
Net investment income (gain)	$20,387	$86,233
Net realized gains (losses) from security transactions	(466,580)	721,843
Change in unrealized depreciation on investments	(1,774,139)	(598,572)
Net increase (decrease) in net assets resulting from operations	(2,220,332)	209,504

Distributions
From net investment income	-	(91,112)
Decrease in net assets from distributions to shareholders	-	(91,112)

Capital Share Transactions
Proceeds from shares sold	569,829	169,931
Reinvestment of distributions	-	86,238
Amounts paid for shares redeemed	(360,120)	(4,607,336)
Net increase (decrease) in net assets from capital share transactions	209,709	(4,351,167)

Total Increase (Decrease) in Net Assets	(2,010,623)	(4,232,775)

Net Assets
Beginning of period	9,984,938	14,217,713

End of period	$7,974,315	$9,984,938

Accumulated undistributed net investment income included in net assets	$70,964	$50,577

Capital Share Transactions
Shares sold	55,983	17,702
Shares issued in reinvestment of distributions	-	8,589
Shares redeemed	(36,011)	(514,976)
Net increase (decrease) in shares outstanding	19,972	(488,685)

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	For the Six		For the Years ended
	Months Ended
	September 30, 2011		March 31,		March 31,	March 31,		March 31,		March 31,
	(Unaudited)		2011		2010	2009		2008		2007

Net asset value, beginning of year	$ 11.41		$ 9.57		$ 5.08	$ 8.80		$ 15.71		$ 16.01

Income (loss) from investment operations:
Net investment income (loss)	0.03		0.02	(b)	0.12	0.08		0.10		(0.07)
Net realized and unrealized gains (losses)
on investments	(2.82)		1.93	(e)	4.45	(3.68)		(3.17)		0.53
Total income (loss) from investment operations	(2.79)		1.95		4.57	(3.60)		(3.07)		0.46

Less distributions:
From net investment income	-		(0.11)		(0.08)	(0.10)		(0.01)		-
From net realized gains	-		-		-	(0.02)		(3.83)		(0.76)
Total distributions	-		(0.11)		(0.08)	(0.12)		(3.84)		(0.76)

Net asset value, end of year	$ 8.62		$ 11.41		$ 9.57	$ 5.08		$ 8.80		$ 15.71

Total Return (a)	-24.45%	(f)	20.47%		90.14%	-41.11%		-21.57%	(c)	2.95%	(c)

Ratios and Supplemental Data

Net assets, end of period	$ 37,854,012		$ 30,273,968		$ 18,965,347	$ 9,561,422		$ 15,141,843		$ 20,890,814

Ratio of expenses to average net assets:
After fee waivers and/or expense
reimbursement by Adviser
and Administrator	1.32%	(g)(h)	1.50%		1.50%	1.50%	(d)	1.50%		1.83%
Before fee waivers and/or expense
reimbursement by Adviser
and Administrator	1.53%	(g)	2.03%		2.30%	2.42%		2.14%		2.16%
Ratio of net investment income (loss) to average net assets:
After fee waivers and/or expense
reimbursement by Adviser
and Administrator	0.69%	(g)	0.20%		1.58%	1.22%	(d)	0.77%		(0.45)%
Before fee waivers and/or expense
reimbursement by Adviser
and Administrator	0.48%	(g)	(0.33)%		0.78%	0.30%		0.13%		(0.78)%
Portfolio turnover rate	123%		183%		165%	141%		85%		149%

(a) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Calculated using the average shares method.
(c) Total returns shown exclude the effect of applicable sales loads.
(d) A portion of the waiver was related to 12b-1 expenses voluntarily waived by the Adviser, equal to 0.19% of average net assets.
(e) Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations.
(f) Not annualized.
(g) Annualized.
(h) Effective August 1, 2011, the Adviser agreed to waive fees to maintain Fund expenses at 1.25% (excluding Service fees). Prior to that date, the expense cap was 1.50%.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS (continued)
Per Share Data for a Share Outstanding Throughout Each Period

	For the Six					For the Years ended
	Months Ended
	September 30, 2011		March 31,		March 31,	March 31,		March 31,		March 31,
	(Unaudited)		2011		2010	2009		2008		2007

Net asset value, beginning of year	$ 10.52		$ 9.89		$ 6.32	$ 10.65		$ 12.52		$ 11.40

Income (loss) from investment operations:
Net investment income (loss)	0.02		0.08	(b)	0.07	0.15		0.18		(0.01)
Net realized and unrealized gains (losses)
on investments	(2.31)		0.65	(e)	3.59	(4.34)		(1.92)		1.13
Total income (loss) from investment operations	(2.29)		0.73		3.66	(4.19)		(1.74)		1.12

From net investment income	-		(0.10)		(0.09)	(0.14)		(0.13)		-
Total distributions	-		(0.10)		(0.09)	(0.14)		(0.13)		-
Less distributions:

Net asset value, end of year	$ 8.23		$ 10.52		$ 9.89	$ 6.32		$ 10.65		$ 12.52

Total Return (a)	-21.77%	(f)	7.39%		57.97%	-39.52%		-14.02%	(c)	9.85%	(c)

Ratios and Supplemental Data

Net assets, end of period	$ 7,974,315		$ 9,984,938		$ 14,217,713	$ 9,099,560		$ 14,181,769		$ 16,875,525

Ratio of expenses to average net assets:
After fee waivers and/or expense
reimbursement by Adviser
and Administrator	1.50%	(g)	1.50%		1.50%	1.50%	(d)	1.50%		1.85%
Before fee waivers and/or expense
reimbursement by Adviser
and Administrator	2.70%	(g)	2.52%		2.39%	2.47%		2.23%		2.44%
Ratio of net investment income (loss) to average net assets:
After fee waivers and/or expense
reimbursement by Adviser
and Administrator	0.43%	(g)	0.82%		0.80%	1.73%	(d)	1.46%		(0.69)%
Before fee waivers and/or expense
reimbursement by Adviser
and Administrator	(0.77)%	(g)	(0.20)%		(0.09)%	0.76%		0.73%		(0.10)%
Portfolio turnover rate	31%		111%		62%	77%		24%		124%

(a) Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(b) Calculated using the average shares method
(c) Total returns shown exclude the effect of applicable sales loads.
(d) A portion of the waiver was related to 12b-1 expenses voluntarily waived by the Adviser, equal to 0.19% of average net assets.
(e) Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations.
(f) Not annualized.
(g) Annualized.

See accompanying notes which are an integral part of these financial statements.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2011 (Unaudited)

NOTE 1. Organization

The Dean Small Cap Value Fund (the “Small Cap Fund”) and the Dean Mid Cap Value Fund (the “Mid Cap Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on November 13, 2006. The Mid Cap Fund was formerly known as the Dean Large Cap Value Fund. The name change was effective March 31, 2011. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”).

The Mid Cap Fund acquired all of the assets and liabilities of each of the Dean Large Cap Value Fund and the Dean Balanced Fund, each a series of the Dean Family of Funds (each “Predecessor Fund”, collectively, “Predecessor Funds”), in a tax-free reorganization at the close of business on March 30, 2007. In connection with this acquisition, Class A shares of the acquired funds were exchanged for shares of the Large Cap Value Fund. In the same reorganization, the Small Cap Fund acquired all of the assets and liabilities of the Dean Small Cap Value Fund, a series of Dean Family of Funds, and Class A shares of the acquired funds were exchanged for shares of the identically named Fund. The Small Cap Fund’s and Large Cap Fund’s predecessor each commenced operations on May 28, 1997. For the periods prior to March 31, 2007, the financial information included herein or incorporated by reference into these Financial Statements, including the Notes to the Financial Statements, is that of the predecessor Dean Small Cap Value and Dean Large Cap Value Class A shares. Prior to October 28, 2006, each of the Funds’ Predecessors offered Class C shares for purchase. On October 27, 2006, the Class C shares of each Predecessor Fund were reclassified to the Class A shares of each respective Predecessor Fund.

The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Funds are series of funds currently authorized by the Trustees. The investment adviser to each Fund is Dean Investment Associates, LLC (“Dean Investment Associates” or “Adviser”). In addition, the Adviser has retained Dean Capital Management, LLC (“DCM” or “Sub-Adviser”) to serve as sub-adviser to the Funds.  DCM is an affiliate of the Adviser. The investment objective of the Small Cap Fund and the Mid Cap Fund is long-term capital appreciation and, secondarily, dividend income.

NOTE 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirement applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

As of and during the period ended September 30, 2011, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.  The Funds are not subject to examination by U.S. federal tax authorities for tax years prior to 2007.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Distributions received from investments in real estate investment trusts (“REITS”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively.  The calendar

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2011 (Unaudited)

NOTE 2. Significant Accounting Policies - continued

year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITS are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distributions information available. Distributions received from investments in publicly traded partnerships are recorded as dividend income for book purposes. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.  For bonds that miss a scheduled interest payment, after the grace period, all interest accrued on the bond is written off and no additional interest will be accrued. However, for illiquid or fair valued bonds, if the Adviser’s research indicates a high recovery rate in restructuring, and the Funds expect to hold the bond until the issue is restructured, past due interest may not be written off in its entirety.

Dividends and Distributions - Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Each Fund intends to distribute  its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year.  Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature; they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Funds.  As of September 30, 2011, there were no material reclassifications.

NOTE 3. Securities Valuation and Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Accounting principles generally accepted in the United States of America (“GAAP”) establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities

•
Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an  inactive  market,  quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2011 (Unaudited)

NOTE 3. Securities Valuation and Fair Value Measurements - continued

Equity securities, including common stocks and real estate investment trusts, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser believes such prices more accurately reflect the fair value of such securities.  Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price.  Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price.  When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Funds will be valued by the pricing service using observable inputs other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser or Sub-Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser or Sub-Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser or Sub-Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser or Sub-Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser or Sub-Adviser, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser or Sub-Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser or Sub-Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser or Sub-Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Adviser or Sub-Adviser is aware of any other data that calls into question the reliability of market quotations.  Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS
September 30, 2011 (Unaudited)

NOTE 3. Securities Valuation and Fair Value Measurements - continued

The following is a summary of the inputs used at September 30, 2011 in valuing the Small Cap Fund’s investments:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$35,898,853	$-	$-	$35,898,853

Real Estate Investment Trusts	1,775,155	-	-	1,775,155

Money Market Securities	1,348,085	-	-	1,348,085

Total	$39,022,093	$-	$-	$39,022,093
*Refer to the Schedule of Investments for industry classifications.

The following is a summary of the inputs used at September 30, 2011 in valuing the Mid Cap Fund’s investments:

	Valuation Inputs
Assets	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$7,227,854	$-	$-	$7,227,854

Real Estate Investment Trusts	657,699	-	-	657,699

Money Market Securities	80,439	-	-	80,439

Total	$7,965,992	$-	$-	$7,965,992
*Refer to the Schedule of Investments for industry classifications.

The Funds did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds did not hold any derivative instruments during the reporting period. The Funds had no transfers between Levels at anytime during the reporting period. The amounts of the transfers in/out are reflected at securities’ fair value on the date of transfer.

NOTE 4. Fees and Transactions with Affiliates and Related Parties

The Funds’ investments are managed by the Adviser pursuant to the terms of an advisory agreement.  The Adviser has hired the Sub-Adviser to manage the Funds’ assets on a day-to-day basis.  The Sub-Adviser is paid by the Adviser. In accordance with the advisory agreement, the Adviser is entitled to an investment management fee, computed and accrued daily and paid monthly, at an annual rate of  0.90% of the average daily net assets of the Small Cap Fund and 1.00% of the average daily net assets of the Mid Cap Fund. Prior to August 1, 2011, the Small Cap Fund’s management fee was 1.00% of its average daily net assets. For the period ended September 30, 2011, the Adviser earned fees, before the waiver described below, of $180,988 and $47,912 from the Small Cap Fund and the Mid Cap Fund, respectively.  The Adviser has contractually agreed to waive all or a portion of its fees and/or reimburse expenses of each Fund, but only to the extent necessary to maintain total operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS - continued
September 30, 2011 (Unaudited)

NOTE 4. Fees and Transactions with Affiliates and Related Parties – continued

companies in which the Funds may invest) at 1.25% of average daily net assets for the Small Cap Fund and 1.50% of the average daily net assets for the Mid Cap Fund through July 31, 2012. Prior to August 1, 2011, the Small Cap Fund’s expense cap was 1.50%. For the period ended September 30, 2011, the Adviser waived fees and reimbursed expenses of $40,992 and $57,381 for the Small Cap Fund and Mid Cap Fund, respectively. At September 30, 2011, the Adviser was owed $23,813 from the Small Cap Fund and owes the Mid Cap Fund $1,127. Each waiver or reimbursement by the Adviser with respect to a Fund may be subject to potential recoupment by the Adviser through March 31, 2014.

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions, at September 30, 2011, were as follows:

Fund	Amount	Expires March 31,

Small Cap Value Fund	$95,763	2012
	122,570	2013
	114,782	2014
Mid Cap Value Fund	$94,684	2012
	111,143	2013
	107,202	2014

Each Fund retains Huntington Asset Services, Inc. (“HASI”), to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. These administrative services also include fund accounting and transfer agency services. For the period September 30, 2011, HASI earned fees of $54,288 and $21,928 from the Small Cap Fund and Mid Cap Fund, respectively, for administrative, fund accounting, and transfer agency services. For the period ended September 30, 2011, HASI was reimbursed $10,999 and $12,022 by the Small Cap Fund and Mid Cap Fund, respectively, for out-of-pocket expenses. As of September 30, 2011, HASI was owed $5,146 and $11,817 by the Small Cap Fund and Mid Cap Fund, respectively, for administrative services and reimbursement of out-of-pocket expenses. Certain officers of the Trust are members of management and/or employees of HASI. HASI operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Funds’ investments (the “Custodian”). Effective August 1, 2011, Huntington National Bank began serving as the Fund’s custodian. Prior to August 1, 2011, U.S. Bank served as the Fund’s custodian. For the period ended September 30, 2011, Huntington National Bank earned fees of $10,028 and $3,576 by the Small Cap Fund and Mid Cap Fund, respectively, and U.S. Bank earned fees of $9,226 and $3,573 by the Small Cap Fund and Mid Cap Fund, respectively, for custody services provided to the Fund.  At September 30, 2011, the custodian was owed $4,189 by the Small Cap Value Fund and $2,128 by the Mid Cap Value Fund for custody services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the period ended September 30, 2011. The Distributor and HASI are controlled by Huntington Bancshares, Inc. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and an officer of the Trust is an officer of the Distributor and such persons may be deemed to be affiliates of the Distributor.

Each Fund adopted a Rule 12b-1 Plan (“Plan” or “Plans”) that allowed the Fund to pay an annual fee of 0.25% to financial institutions that provide distribution services and/or shareholder servicing.  The Funds have eliminated the Plan effective as of August 1, 2011.

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS - continued
September 30, 2011 (Unaudited)

NOTE 5. Investments

For the period ended September 30, 2011, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of September 30, 2011, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

NOTE 6. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7.  Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2011, affiliates of the Adviser owned 38.40% and 75.38% of the Small Cap Fund and the Mid Cap Fund, respectively.  As a result, Dean Wealth Management, LP, Dean Exempt Family Trust, CH Dean & Associates Inc., and Terence M. Dean, all considered affiliates of the Adviser, may be deemed to control each of the Funds.

NOTE 8. Distributions to Shareholders

Small Cap Fund:

The tax character of distributions paid during the fiscal years ended March 31, 2011 and 2010 was as follows:

	2011	2010
Distributions paid from:
Ordinary income………………….	$249,880	$161,826
	$249,880	$161,826

DEAN FUNDS
NOTES TO THE FINANCIAL STATEMENTS - continued
September 30, 2011 (Unaudited)

NOTE 8. Distributions to Shareholders – continued

Mid Cap Fund:

The tax character of distributions paid during the fiscal years ended March 31, 2011 and 2010 was as follows:

	2011	2010
Distributions paid from:
Ordinary income………………….	$91,112	$128,145
	$91,112	$128,145

  As of March 31, 2011, the components of distributable earnings (accumulated losses) on a tax basis are as follows:

	Small Cap Value Fund	Mid Cap Value Fund

Undistributed ordinary income	$43,017	$50,577
Capital loss carryforward	(1,402,444)	(4,881,188)
Unrealized appreciation (depreciation)	2,887,986	197,287

	$1,528,559	$(4,633,324)
 As of March 31, 2011, the difference between book basis and tax basis unrealized appreciation (depreciation) is primarily attributable to the deferral of losses on wash sales.  As of March 31, 2011 wash sales losses deferred for the Small Cap Fund were $39,691.

NOTE 9. Capital Loss Carryforwards

As of March 31, 2011, for federal income tax purposes, the Funds have capital loss carryforwards available to offset future capital gains, if any, in the following amounts:

NOTE 10. Regulated Investment Company Modernization Act Of 2010

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Funds.  In general, some provisions of the Act, not including the changes to capital loss carryforwards, are effective for the Funds’ fiscal year ending March 31, 2012.  Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the “Federal Taxes” section of these financial statement notes.

PROXY VOTING

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (888) 899-8343 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES
Stephen A. Little, Chairman
Gary E. Hippenstiel
Daniel J. Condon
Ronald C. Tritschler
Kenneth G.Y. Grant
Nancy V. Kelly

OFFICERS
Brian L. Blomquist, Chief Executive Officer and President
John C. Swhear, Senior Vice President
Robert W. Silva, Chief Financial Officer and Treasurer
Lynn E. Wood, Chief Compliance Officer
Tara Pierson, Secretary

INVESTMENT ADVISOR
Dean Investment Associates LLC
3500 Pentagon Blvd., Suite 200
Beavercreek, Ohio. 45431

DISTRIBUTOR
Unified Financial Securities, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services Ltd.
800 Westpoint Parkway, Suite 1100
Westlake, OH 44145

LEGAL COUNSEL
Thompson Coburn LLP
One US Bank Plaza
St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES
Thompson Hine LLP
312 Walnut St., 14th Floor
Cincinnati, OH 45202

CUSTODIAN
Huntington National Bank
41 South High Street
Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT
Huntington Asset Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Funds’ management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.
Member FINRA/SIPC

Item 2. Code of Ethics.   NOT APPLICABLE – disclosed with annual report

Item 3. Audit Committee Financial Expert.  NOT APPLICABLE- disclosed with annual report

Item 4. Principal Accountant Fees and Services. NOT APPLICABLE – disclosed with annual report

Item 5. Audit Committee of Listed Companies.  NOT APPLICABLE – applies to listed companies only

Item 6.  Schedule of Investments.  Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.  NOT APPLICABLE – applies to closed-end funds only

Item 8.  Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.  NOT APPLICABLE – applies to closed-end funds only

Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.  Controls and Procedures.
(a)           Based on an evaluation of the registrant’s disclosure controls and procedures as of November 29, 2011, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)           There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)                      Not Applicable – filed with annual report

(a)(2)
Certifications  by the  registrant's  principal  executive  officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule  30a-2under the Investment  Company Act of 1940 are filed herewith.

(a)(3)                      Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Unified Series Trust

By
*/s/ Brian L. Blomquist
Brian L. Blomquist, Principal Executive Officer and President

Date           11/29/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
* /s/ Brian L. Blomquist
Brian L. Blomquist, Principal Executive Officer and President

Date           11/29/2011

By
* /s/ Robert W. Silva
Robert W. Silva, Principal Financial Officer and Treasurer

Date           11/29/2011